UBS Electric Power Conference March 3 & 4, 2010 Dallas, TX Exhibit 99.1

Forward Looking Disclosures
The following presentation contains some “forward-looking statements” with respect to Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has
established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-
looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty.  Therefore, actual results could vary materially from what we expect. Please review our Annual Report Form 10-K for the year ended December 31, 2009 for important risk factors that could cause results to differ materially from those in any such forward-looking statements.  Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Recent Events
• Ironwood  wind site acquired
• Abbreviated rate case approved
• Proposed settlement of EPA litigation
• 2010 transmission revenue update
• 2010 earnings guidance
• New KCC commissioner appointed

Ironwood Wind Site
• Acquired development rights for wind site
• Preserves option of ownership or power purchase
– Build out for own use
– Allow 3
rd
party to develop, and WR acquires power via PPA
• Site located near Spearville, KS
– Contracts with landowners cover more than 18,600 acres
• Able to support 500 MW of wind

Abbreviated Rate Case Approved
• Filed abbreviated rate case June 2009
– Address remaining Emporia and wind investments
• Investment of $97 million plus D&A and O&M
• Stipulation and Agreement filed Dec. 1, 2009
– Recommended $17.1 million annual revenue increase
– Propose new rates reflect consolidated rates for most tariffs
• New base rates approved January 2010
– Implemented $17.1 million increase effective February

Proposed Settlement of EPA Litigation
• Agreement with EPA to resolve New Source Review allegations at the Jeffrey Energy Center
• Install SCR on one unit by 2014
• Lower plant-wide NOx emission limit established
– Simpler plant modifications planned to achieve emissions target
• If plant unable to meet emission target by 2012, then a second
SCR will be installed
• Settlement awaiting the approval of federal court

2010 Transmission Revenue Update
• October 2009 filed updated transmission formula rate
– Resulted in $16 million increase in revenue requirement
• New transmission rates effective January 1, 2010
– Component applicable to wholesale and other transmission
customers $10 million
• Companion retail component of transmission revenue
– Filed updated Transmission Delivery Charge with KCC in February
– Request $6.4 million revenue increase
– Anticipate tariff update to be approved by mid-March

2010 Earnings Guidance of $1.65 to $1.80
• No change in business strategy or direction
• No change in regulatory principles or methods
• Expected price adjustments:
– Abbreviated rate case
– Tracking adjustments
• Weather adjusted retail sales grow 2%
• O&M/SG&A increases 2-3%
• Depreciation increases $20 million
• AFUDC equity decreases $4 million
• COLI proceeds $11 million
• Interest charges increases $10 - $15 million
• Effective tax rate of 29% - 31%

Kansas Corporation Commission
• Chairman Tom Wright reappointed to four-year term
– Has served since 2007
• New commissioner appointed
– Ward Lloyd
– 25 years of public service
• Served 8 years in Kansas House of Representatives
• Served on House Utilities Committee among other committees

10 Introduction

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

Westar Energy.

• Committed to being a pure-play, vertically integrated utility
• Rate regulated based on cost of service
• Key operational facts
• About 7,100 MW of available generation  (48% coal, 8% nuclear, 40% gas, 4% wind)
• 7,800 miles of transmission
• 685,000 customers
Kansas’ Largest Electric Provider

In Our Favor
Coal
77%
Gas
7%
Wind
1.0%
Uranium
15%
0.0¢
1.0¢
2.0¢
3.0¢
4.0¢
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy Kansas City Power and Light
(KS)
Empire District Electric (KS)
National
Average
6.9¢
7.8¢
8.5¢
$48.52
$16.79
$4.87
Uranium Coal Gas
Low Rates
Industrial
27%
Other
0.5%
Residential
34%
Commercial
38%
Diverse Retail Sales
High Quality, Diverse Generating Fleet
(TTM 12/31/09)
Ave. Fuel Cost
$17.18/MWh
0
100
200
300
400
500
600
700
800
900
1,000
2010 2011 2015 2019
0
100
200
300
400
500
600
700
800
900
1,000
2010 2011 2015 2019
Potential to renew
Potential to recapture
Wholesale Sales
Contract Portfolio
921
Source: Edison Electric Institute 06/30/2009

Major Industrial Sectors
36%
18%
17%
16%
13%
Chemical & oil
Food
processing
Aerospace
Consumer
manufacturing
Other
Commercial
38%
Residential
34%
Other
0.5%
Industrial
29%
Significant Industrial Sectors
Based on MWh sales

2009 Industrial Energy Sales
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
Q1 Q2 Q3 Q4
2009 2008 Budget
• Down 11% from 2008
– Hard hit sectors include chemical, aerospace and construction
– Seeing positive trends in petroleum refining and animal science
(13.8%) to ‘08
(11.0%) to Bud
(9.5%) to ‘08
(10.9%) to Bud
(12.1%) to ‘08
(14.6%) to Bud
(7.5%) to ‘08
(12.3%) to Bud

2009 Residential and Commercial Energy
Sales
• Residential down 1.4% from ‘08
– Customer growth in line with historical
growth and budget
– Prior to cool summer average use per
customer was ahead of plan and
equal to 2008
– Clearly the most weather sensitive
group
• Commercial down 1.7% from ‘08
– Customer growth in line with plan
– Stability from state government,
military and higher education
– Second most weather-sensitive group
0
500
1,000
1,500
2,000
2,500
Q1 Q2 Q3 Q4
(4.5%) to ‘08
4.8% to Bud
0
500
1,000
1,500
2,000
2,500
Q1 Q2 Q3 Q4
6.9% to ‘08
2.6% to Bud
(7.8%) to ‘08
(16.3%) to Bud
(3.2%) to ‘08
(2.2%) to Bud
0.8% to ‘08
1.1% to Bud
(2.7%) to ‘08
(12.5%) to Bud
2009 2008 Budget
2.7% to ‘08
1.5% to Bud
(1.9%) to ‘08
(0.4%) to Bud

Strategic Approach
• Place a high value on flexibility
– Create and preserve options and off ramps
• e.g., CapEx plans with built-in flexibility—both to timing and approach
– Avoid over committing to any single supply strategy
• Leverage actions and strategies around unique attributes
– Invest according to strengths, even if differently than the pack
• Seek collaborative and constructive approaches to regulation
– More predictability--less volatility
– Ultimately lower prices for customers

17 Outlook for 2010

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

Unemployment %

Westar Energy.

Service Territory Economy
• Diverse customer base
– Military
– State government
– Higher education
– Manufacturing
– Oil and gas
– Agriculture and food processing
– Chemicals
• Kansas economy has slowed,
resulting primarily in weaker industrial
sales
• However:
– Receivables in arrears remain at about the
same level as last year
– Kansas foreclosures about 1/3 of national
rate
– State unemployment improving
2009 Unemployment
3%
4%
5%
6%
7%
8%
9%
10%
11%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Kansas U. S.

Annualized Rate & Revenue Changes
Actual and Estimated
2009 2010
(Estimated)
2011
(Estimated)
Base rates $130 million
Feb 3
$ 17 million
late Jan
FERC transmission $ 4 million
Jan 1
$ 10 million
Jan 1
$ 6 million
Jan 1
State TDC
(transmission)
$ 32 million
March 13
$ 6 million
March
$ 28 million
March
ECRR $ 32 million
June 1
$ 15 million
June 1
$ 18 million
June 1

Managing O&M and SG&A
• O&M / SG&A increased at CAGR of 4% over last four years
– Have reduced impact to by almost half by managing increases with revenue offsets and deferred accounting treatment:
• SPP transmission expense largely offset with transmission revenue
• Amortization of deferred storm expenses included in rates
• Additional O&M for new generation included in abbreviated rate case
• Deferred accounting for increased pension expenses
Adjusted
CAGR 2.2%
$525
$575
$625
$675
$725
2005 2006 2007 2008 2009 2010 Est.

Current Capital Expenditure Forecast 2010 -
2012
Actual Forecast Forecast Forecast Forecast
2009 2010 2011 2012 2010-2012 Method of Cost Recovery
Generation
  Replacements and other 103.9 $     99.9 $       106.2 $    126.6 $    332.7 $    General Rate Case (GRC)
  Additional Generation
     Emporia Energy Center 4.4            -            -            -            -           Predetermination/CWIP/ARC*
     Wind Energy 69.5          -            -            -            -           Predetermination/CWIP/ARC*
     Turbine upgrade - Wolf Creek 12.2          12.3          10.1          -            22.4         GRC
  Environmental 85.2          181.2        350.1        414.7        946.0       Environmental Cost Recovery Rider
Nuclear Fuel 19.8          36.1          26.7          26.1          88.9         Fuel adjustment clause
Transmission 156.6        203.6        167.8        175.1        546.5       FERC formula rate/TDC
Distribution
  New customers, replacements & other 92.7          102.3        114.6        118.6        335.5       GRC
  AMI / Smart grid -            8.9            9.2            12.3          30.4         GRC
Other 11.5          20.3          16.0          25.3          61.6         GRC
Total 555.6 $     664.6 $    800.7 $    898.7 $    2,364.0 $
*Abbreviated rate case

Approximate Rate Base
$ 516 $ 470 Transmission rate base
$ 4,330 $ 4,103 Total
(Dollars in millions)
KCC Jurisdiction
100 - Incentive rate base
(1)
$ 416 $ 470 Standard rate base
FERC Transmission
$ 3,814
$ 3,633
Estimated retail rate base
324
240
Incremental environmental
$ 3,490
$ 3,393
Standard rate base
Estimated
Dec. 31, 2009
Estimated
Dec. 31, 2008
(1) Incentive ROE of 12.3% on equity portion

23 Projected Rate Base 2009 – 2014 (in billions) $3.2 $3.4 $3.4 $3.5 $3.7 $3.9 2009 2010 2011 2012 2013 2014 Base Renewable Environmental Transmission $6.6 $6.3 $5.8 $5.2 $4.7 $4.3

24 Transmission

345kV Transmission System Additions
• Wichita – Salina
Segment 1 Wichita-Hutchinson
• Completed December 2008
• Investment $100 million
Segment 2 Hutchinson-Salina
• Under construction – target
completion latter half 2010
• Investment $100 million
• Rose Hill – Oklahoma
Construction to follow the
Hutchinson-Salina line
• Target completion mid year 2012
• Investment $90 million

26 Southwest Power Pool RTO New Mexico Oklahoma Louisiana Texas Nebraska Kansas Arkansas Missouri

Prairie Wind Transmission, LLC
• Joint venture formed between Westar Energy and Electric
Transmission America
– Venture to develop 765 kV transmission in Kansas
– 50% Westar / 50% ETA
• ETA is joint venture between AEP Transmission Holding Company and
MEHC America Transco, LLC
(wholly-owned subsidiary of MidAmerican
Energy Holdings Company)
Prairie Wind
Transmission, LLC
Westar 50%
Electric Transmission
America 50%
AEP 50% MidAmerican 50%

Prairie Wind Transmission, LLC
• Received FERC incentives
– Abandonment costs
– Recovery of pre-commercial development costs
– CWIP recovery in rate base
– Use of hypothetical capital structure of 50% debt and 50% equity
– Allowed ROE of 12.8%
• KCC
– Approved Stipulation resolved dispute regarding construction of line
– Routing and siting of line to follow SPP regional plans
• Southwest Power Pool
– Development of regional cost allocation tariff for “highway” projects under way

SOUTH DAKOTA
WISCONSIN
Lake Michigan
NEBRASKA
SPP RTO
Entergy ICT
Axtell
Powerton EHV
ILLINOIS
INDIANA
Iatan EHV
Thomas Hill EHV
Nashua EHV
Sullivan EHV
Knoll EHV
Summit EHV
Swissvale EHV
KANSAS
MISSOURI
Reno Co.
Wolf Creek EHV
La Cygne EHV
Finney EHV
Spearville EHV
Wichita EHV
Comanche EHV
KENTUCKY
Hitchland EHV
Sooner
Woodward EHV EHV
Cleveland
Muskogee EHV
Independence SES
TENNESSEE
Potter Co.
Stateline EHV
OKLAHOMA
VBI EHV
Ft. Smith
Arkansas Nuclear One
ARKANSAS
Seminole EHV
Tolk
TEXAS
Lawton Eastside EHV
Tuco EHV
Northwest Texarkana
McNeil EHV
765 kV
500 kV
SPP RTO
Entergy ICT
SPP Southwest Power Pool
Phase 4: Export

Westar Energy

29 Prairie Wind Transmission LLC Part of the Conceptual SPP EHV Overlay Plan From the 2008 SPP Transmission Expansion Plan

New
Prairie Wind
Substation
New
ITC Great Plains
Substation
New
Prairie Wind
Transmission Line
New
ITC Great Plains
Transmission Line
Possible Route
for New Prairie Wind
Transmission Line to OK
Manhattan
Topeka
Salina
Hutchinson
Wichita
New Wichita
Substation
Spearville
New
Spearville
Substation
New
Comanche
County
Substation
New
Medicine Lodge
Substation
Medicine Lodge
New
Medicine Lodge
Substation
Alternative routes

Westar Energy.

30 Kansas EHV Agreement

31 Next Steps and Tentative Schedule • Inclusion in SPP regional plans • Region-wide rate authority • Obtain siting authority from KCC • Engineer and design • Acquire right-of-way • Construct

32 Financial Overview/Profile

Capitalization and Liquidity
• Target 50/50 capital structure
• Solid credit & liquidity position
– Investment grade ratings
– $730 million revolver
• Minimal refunding obligations
– No maturities until 2014
Dec 31, 2009
(millions)
Long-term, net $2,492
Preferred 21
Common 2,245
Total Capitalization $4,758
Debt
52%
Equity
47%
Preferred
<1%
Secured Unsecured Outlook
Moody's
(1)
Baa1 Baa3 Stable
Fitch Ratings BBB+ BBB Stable
Standard & Poor's BBB BBB- Positive
(1)  Moody’s upgraded secured rating August 3, 2009

$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
2005 2006 2007 2008 2009 2010
Dividend
• Long-standing dividend payout target of 60%-75% of earnings
– Dividend payout 69%-75% based on 2010 guidance
Indicated
annual rate

Westar Remains Well-Positioned for Targeted
Shareholder Base
• Stable, experienced utility management team
• Thoughtful, flexible approach to capital planning and financing
– Maintaining control of our business
• Diverse customer base and stable service territory
• Focus on containing risks and maintaining returns
• Collaborative and constructive approach to regulation and
energy policy

Rates & Regulation 36

Regulatory Approach
• A sound regulatory and energy policy platform
– Stable, more predictable
– Collaborative, constructive approach
– Timely
• Benefits for customers:
– Minimize rate volatility
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates

Methods of Cost Recovery for Westar
Smoothes period expenses for
extraordinary storm restoration costs
Traditionally deferred accounting
treatment as rate base
Extraordinary storm damages 6.
Smoothes period expenses in
excess of amount in base rates
Deferred as a regulatory asset for
subsequent recovery
Pension expenses 7.
Smoothes period expenses for
energy efficiency programs
Deferred as a regulatory asset for
subsequent recovery
Energy efficiency programs 8.
Allows timely recovery of actual
property tax costs in current rates
Annual adjustment to reflect current
property taxes
Property taxes 5.
Typical rate case reflects current
level of operating expenses and
most recent plant investment
Traditional rate case, but improved
through predetermination and CWIP
statutes
General capital investments 4.
Timely recovery of transmission
system operating and capital costs
FERC formula rate adjusts annually;
companion retail tariff to reflect
current revenue requirement
Transmission rate recovery 3.
Allows annual price adjustment to
reflect capital costs for investments
in emission controls
Environmental Cost Recovery Rider
adjusts annually
Environmental capital 2.
Adjusts prices for actual costs,
protecting both customers and
investors from mispricing
Quarterly adjustment based on
forecasted cost, with annual true-up
Fuel, purchased power and
environmental consumables
1.
Comment Method of Recovery Revenue Requirement

Retail Energy Cost Adjustment (RECA)
• Provides timely price adjustments for fuel and purchased power costs
• Retail rates based on forecast of fuel and purchased power costs and retail sales
– Set quarterly
– Difference between forecast and actual is accrued/deferred
• Quarterly approach produces more stable prices
• Annual settlement of accrued/deferred balance
• RECA also used to rebate wholesale margins as a credit to retail cost of service
– Beginning March 2009, credits match actual results
• Energy Marketing (i.e., non-asset) margins continue to be excluded from rate setting

Environmental Cost Recovery Rider
Mechanics
• ECRR adjusts retail rates annually to reflect capital costs for emission controls
– Investment at December 31 begins recovery in rates following June
– Eliminates need to file a rate case to capture rate base additions
•
Return of
and on
capital that is in service December 31
•
Return on
capital not yet placed in service December 31 (i.e., CWIP)
• ECRR speeds recovery of investments in emission control
equipment
– Regulatory lag limited to months, rather than longer lag typically associated with traditional rate case filings

Illustrative ECRR Mechanics
(1) Illustration reflects only the projects publicly announced and assumes one-half of annual investment in service at year end
(2) Illustration uses 12% pretax return and 4% depreciation recovery
(3) Annual ECRR Tariff is effective June 1; assume Jan-May at prior year revenue requirement and Jun-Dec at new revenue requirement
Clean Air Investment (1) 2008 2009 2010 2011 2012
Year 1 Investment 238.4 $
Year 2 Investment 85.2 $
Year 3 Investment 181.2 $
Year 4 Investment 350.1 $
Year 5 Investment 414.7 $
Environmental Investment 238.4 $    323.6 $    504.8 $    854.9 $    1,269.6 $
Accumulated Depreciation Clean Air Investment
Depreciation on Year 1 Investment 4.8 $       9.5 $       9.5 $       9.5 $       9.5 $
Depreciation on Year 2 Investment 1.7 3.4 3.4 3.4
Depreciation on Year 3 Investment 3.6 7.2 7.2
Depreciation on Year 4 Investment 7.0 14.0
Depreciation on Year 5 Investment 8.3
Annual Depreciation 4.8 $       11.2 $     16.6 $     27.2 $     42.5 $
Total Accum Depreciation for Environmental Investment 4.8 $       16.0 $     32.6 $     59.8 $     102.3 $
Environmental Investment, net of Accum. Depreciation 233.6 $    307.6 $    472.2 $    795.1 $    1,167.3 $
Return on
prior YE investment balance (2) 28.0 $     36.9 $     56.7 $     95.4 $
Return of
prior YE investments completed 4.8 11.2 16.6 27.2
Annual ECRR Revenue Requirement 32.8 $     48.2 $     73.2 $     122.6 $
Estimated calendar year revenue recognition (3) 19.1 $     41.8 $     49.1 $     95.6 $
Cumulative ECRR revenue recognition 19.1 $     60.9 $     110.0 $    205.6 $

Transmission Cost Recovery
• FERC formula transmission rate
– Changes in cost of service reflected in annual update of FERC tariff
• Update posted each October using projected test year
– Forecasted capital expenditures
– Forecasted O&M
– Tariff is based on year-end consolidated capital structure
• FERC transmission changes effective January 1
• Allowed ROE 11.3%
• Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update
– Incentives on Wichita to Salina transmission line
• 12.3% ROE is 100 basis points above base FERC-authorized ROE
• Accelerated book depreciation of 15 vs. 45 years
• Transmission Delivery Charge (TDC)
– Retail rates adjusted to match changes to FERC tariff

Transmission Formula Rate Mechanics
• Fixed formula with changing inputs
– Updated annually using Form 1 data
– Established protocols for updates
• Uses projected test year
– Rate base (based on 13 mo. Avg.)
– O&M, depreciation and taxes
– Cost of debt
• Annual true-up
incorporated in subsequent year’s formula inputs
Establish
Proj. 2010
Rev.  Req.
Establish
Proj. 2011
Rev. Req.
Start of 2011
Rate Year
Start of 2010
Rate Year
FERC
Form 1
Released
True-up between ’09
Proj. Rev. Req. and
Actual Rev. Req.
Transmission Formula Rate Time Line

Statutes for Predetermination and CWIP
• Predetermination
– Utilities can obtain order establishing ratemaking principles that will apply over the life of the asset
• Construction Work in Progress (CWIP)
– Utilities can include CWIP in rate cases

Pension Tracker
• Defer on balance sheet differences between funding of GAAP pension/OPEB expense and pension/OPEB currently authorized
in rates
• Maintain minimum funding level equal to GAAP pension/OPEB
expense
• Recover deferrals over period up to 5 years at time of future rate case

Energy Efficiency Initiatives
• Selected by DOE to begin negotiations for smart grid
implementation in Lawrence, Kansas
– Installation of about 48,000 “smart” meters
– Total project cost of $40 million
• Eligible for 50% match
– To be implemented over 2 to 3 years
• Regulatory orders may allow deferral of costs for energy efficiency initiatives, such as
– Smart thermostats
– Customer educational programs
– Demand response programs

Kansas’ Comprehensive Energy Bill Passed
• Renewable Portfolio Standard established
– Installed capability standard in lieu of energy standard
• 10% of peak load by 2011, 15% by 2016 and 20% after 2020
– Implies additional 150 to 200 MW for Westar
– If generated in Kansas, treated at 110% of requirement
• Limited net metering approved (up to 1% of peak demand)
• Environmental predictability
– Legislation precludes state air emission levels from being more stringent than federal standards
Supplemental note to HB 2369: http://www.kslegislature.org/supplemental/2010/SN2369.pdf
Link to full text of bill: http://www.kslegislature.org/bills/2010/2369.pdf

Capital Structure for Ratemaking (Per Recent
Orders)
12.00% 8.50% 100.00%
8.77 5.29 10.40 50.83
Common
.04 .02 4.55 0.51
Preferred
3.19% 3.19% 6.55% 48.66%
Long-term debt
Pre-tax Weighted
Cost of Capital
Weighted Cost
of Capital
Cost of
Capital
Capitalization
Ratio
11.76% 8.18% 100.00%
8.99 5.43 11.30 48.07
Common
.04 .02 4.52 0.47
Preferred
2.73% 2.73% 5.30% 51.46%
Long-term debt
Pre-tax Weighted
Cost of Capital
Weighted Cost of
Capital
Cost of
Capital
Capitalization
Ratio
KCC
FERC Transmission
(1) Incentive ROE of 12.3% for applicable rate base
(1)

49 Background

Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”

Management and Organization Structure
• Executive Management
– President & CEO, Bill Moore
– EVP & COO, Doug Sterbenz
– EVP & CFO, Mark Ruelle
– EVP, Public Affairs / Consumer
Services, Jim Ludwig
– Officers average 23+ years
utility experience, largely with
Westar
• Independent Board of Directors
– Non-executive chairman
– All directors other than CEO
are independent
Board of Directors
Bill Moore
President and CEO
Mark Ruelle
Exec. VP, Chief
Financial Officer
Doug Sterbenz
Exec. VP, Chief
Operating Officer
Jim Ludwig
Exec. VP, Public
Affairs and
Consumer Services
Mike Lennen
VP, Regulatory
Affairs
Larry Irick
VP, General
Counsel and
Corp. Secretary
Greg Greenwood
VP, Generation
Construction
Tony Somma
Treasurer
Lee Wages
VP, Controller
Bruce Akin
VP, Operations
Strategy and
Support
Kelly Harrison
VP,Transmission
Ops & Environmental
Services
Ken Johnson
VP, Generation
Caroline Williams
VP, Distribution
Power Delivery
Peggy Loyd
VP, Customer Care
Jeff Beasley
VP, Corporate
Compliance and Internal Audit
Audit Committee

Year Ended December 31,	2008	2007	Chan	
	(In Thousands, Except Per Share Amoun			
SALES				
Residential	$ 516,926	$ 491,163	$25,7	
Commercial	485,016	448,368	36,6	
Industrial	291,863	264,566	27,2	
Other retail	(6,093)	(18,133)	12,0	
Total Retail Sales	1,287,712	1,185,964	101,748	8.6
Tariff-based wholesale	239,693	218,647	21,046	9.6
Market-based wholesale	174,116	161,796	12,320	7.6
Energy marketing	14,521	36,978	(22,457)	(60.7)
Transmission[a]	98,549	97,717	832	0.9
Other	24,405	25,732	(1,327)	(5.2)
Total Sales	1,838,996	1,726,834	112,162	6.5
OPERAT				
Fuel a				
Oper				
Depr				
Sellin adm				
Tot				

≈ ≈

≈

Westar Energy.

Wholesale Sales
• Market-based sales (asset-based margins)
– Opportunistic sales using as available
capacity
• Real time up to 1 year
• Margins reflected as credit to RECA
• Tariff-based sales
– Long-term agreements
– Cost-based tariffs
– Primarily with coops, municipals and participation
agreements with other utilities
– Reflected as credit to base retail rates
• Energy marketing (non-asset margins)
– 50% real-time to next day; 20% few
days to a few months
• Energy transactions unrelated to our
generating assets
• Market pricing
• Financial and physical trading sourced
outside our control area
– 30% Energy management – managing
load and resources for others
– Not reflected in rates

Westar’s Plants
Westar Energy
2008 Results
NERC
5-Year Average
Plant Performance
83.4%
82.2%
82.7%
89.3%
87.0%
90.1%
73.7%
73.7%
0%
20%
40%
60%
80%
100%
Coal Capacity
Factor
Wolf Creek
Capacity Factor
Coal Availability
Factor
Wolf Creek
Availability
Factor
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 1,991.0 Westar 1978, 1980, 1983
Lawrence Energy Center 529.0 Westar 1954, 1960, 1971
Tecumseh Energy Center 202.0 Westar 1957, 1962
LaCygne Station 709.0 KCPL 1973, 1977
Nuclear
Wolf Creek 545.0 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 537.0 Westar 1961, 1967
Hutchinson Energy Center 162.0 Westar 1965
Murray Gill Energy Center 293.0 Westar 1952, 1954, 1956, 1959
Neosho Energy Center 67.0 Westar 1954
Gas combustion turbine
Abilene Energy Center 64.0 Westar 1973
Gordon Evans Energy Center 295.0 Westar 2000, 2001
Hutchinson Energy Center 230.0 Westar 1974, 1975
Spring Creek Energy Center 278.0 Westar 2001
Tecumseh Energy Center 37.0 Westar 1972
Emporia Energy Center 663.0 Westar 2008, 2009
Gas combined cycle
State Line 199.0 EDE Co. 2001
Diesel
Gordon Evans Energy Center 3.0 Westar 1969
Hutchinson Energy Center 3.0 Westar 1983
Wind
Meridian Way 96.0 Horizon (2) 2008
Central Plains 99.0 Westar 2009
Flat Ridge 100.0 Westar (3) 2009
Available generation
At Dec. 31, 2009 7,102.0
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 100% of generation purchased under Power Purchase Agreement (PPA)
(3) 50% owned and 50% of generation purchased under PPA from BP Alternative Energy

Westar-operated plant supply (80%)
• JEC supply under contract through 2020 (10+ million tons/year)
– 70% has no market openers
– 30% reopened on price every 5 years
• Next re-pricing will occur in 2013
– All volumes have cost escalators
– Rail contract through 2013
• LEC/TEC supply under contract until 2010 (3.5 million tons/year)
– 100% at fixed price or capped through 2012
– Additional supply being negotiated for future years
– Rail contract through 2013
Co-owned plant supply managed by GXP (20%)
• LAC supply (3 million tons/year)
Coal Supply

Wolf Creek Generating Station
• Commercial operation in September 1985
– 1166 MW Westinghouse PWR
• Co-owners
– Westar Energy – 47% (548 MW)
– Great Plains Energy – 47%
– KEPCo – 6%
• Operated by Wolf Creek Nuclear Operating Corporation
– Separate and dedicated operating company
– Owned and governed by plant’s co-owners
• Current operating license until 2045
– Received 20-year license extension in November 2008
• Operates on 18-month refuel cycle
• No refuel and maintenance outage planned for 2010

Future Wind Resources
• Kansas statute requires additional 150 - 200 MW by end of 2011
• Currently in discussions with short list of providers
– Expect to firm up plans by year end
• Can include either PPAs, ownership or both